SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 4, 2003

FLEETWOOD ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-07699	95-1948322
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

3125 Myers Street, Riverside, California	92503-5527
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 351-3500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 9.                Regulation FD Disclosure; and

Item 12.              Results of Operations and Financial Condition

The following information is being furnished pursuant to Item 9, “Regulation FD Disclosure,” and Item 12, “Results of Operations and Financial Condition.”

On September 4, 2003, Fleetwood Enterprises, Inc. (the “Company”) issued a news release reporting the earnings results of the Company for its first fiscal quarter ended July 27, 2003.  A copy of the news release is attached to this Current Report as Exhibit 99.1.

On September 4, 2003, the Company will hold an investor conference call to disclose financial results for the first quarter ended July 27, 2003.  The Supplemental Information (unaudited) for this conference call is attached and incorporated by reference herein as Exhibit 99.2.  All information in the Supplemental Information package is presented as of the date or for the period specified therein, and the Company does not assume any obligation to correct or update said information in the future.

Exhibit Number	Title

99.1	Press release of Fleetwood Enterprises, Inc. dated September 4, 2003.

99.2	Supplemental Information (unaudited) prepared for use in connection with the financial results for the first quarter ended July 27, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEETWOOD ENTERPRISES, INC.

Date:  September 3, 2003

By:

/s/ Boyd R. Plowman

Boyd R. Plowman
Executive Vice President,
Chief Financial Officer